SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: January 31, 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



    Nevada                 000-29217                   95-4721385
----------------           ---------                   ----------
(State or other           (Commission                 (IRS Employer
jurisdiction of            File Number)                Identification No.)
incorporation)


6171 W. Century Blvd. Suite 200 LA, CA                       90045
-----------------------------------------                     -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (310) 846-2500

 Not Applicable
(Former name or former address, if changed since last report.)

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Item 1.  Changes in Control of Registrant

         None.

Item 2.  Acquisition or Disposition of Assets

                  None.




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Item 3.  Bankruptcy or Receivership

                  None.


Item 4.  Changes in Accountants

                  None.


Item 5.  Other Events and Regulation FD Disclosure

         Messrs. Michael Savage and William Devore were unanimously elected to the Board of Directors on Tuesday, January 28, 2003. Mr. Savage fills the vacancy left by the resignation of Ms. Marcia Allen. Mr. Devore fills the vacancy left by the resignation of Mr. Greg Pinto. Both individuals will complete the unexpired portion of the terms of Ms. Allen and Mr. Pinto, respectively.


Item 6.  Resignation of Directors

            None.


Item 7.  Financial Statements Pro Forma Financial & Exhibits

         None.


Item 8.  Changes In Fiscal Year

         None.


Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 31, 2003                        Accesspoint corporation
      -------------------


                                   By:


                                    /s/ William Barber
                                    -----------------------------------------
                                    William Barber
                                    President


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